UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Brian C. Janssen

New World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2022

Capturing the
growth potential
of developing
economies

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–28.83%	2.09%	4.45%
Class A shares Reflecting 5.75% maximum sales charge	–33.10	0.60	3.53

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.68% for Class F-2 shares and 0.98% for Class A shares as of the prospectus dated January 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

18	Financial statements

43	Board of directors and other officers

Fellow investors:

Stocks in developing countries tumbled during New World Fund’s fiscal year ended October 31, 2022. Returns were hindered by China’s sharp economic slowdown, the pace of interest rate hikes in the United States and global inflationary pressures.

New World Fund Classes F-2 and A shares declined 28.52% and 28.73%, respectively, for the 12-month reporting period. By comparison, the unmanaged MSCI ACWI (All Country World Index), the fund’s primary benchmark, dropped 19.96%. The fund’s results (Class F-2) include a dividend of approximately 64 cents a share and a capital gain of $5.56 per share paid in December 2021. The MSCI Emerging Markets Index, which also captures the fund’s opportunity set of companies that can benefit from significant exposure to developing economies and markets, slid 31.03%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: equities of companies based in the developing world; equities of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

Results at a glance

For periods ended October 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

New World Fund (Class F-2 shares)[2]	–28.52%	2.07%	4.67%	7.14%
New World Fund (Class A shares)	–28.73	1.78	4.37	6.86
MSCI ACWI (All Country World Index)[3]	–19.96	5.24	7.98	4.89

[1]	Lifetime returns are since 6/17/1999, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets.

Market review

Global stocks declined, pressured by high inflation, rising interest rates and slowing economic growth in many of the world’s largest economies. Geopolitical tensions also weighed on markets. Russia’s invasion of Ukraine in February sent commodity prices soaring and triggered fears of a potential energy crisis in Europe, as well as food shortages. The invasion also heightened fears among government officials in the U.S. and Europe about the lack of diversity in supply chains outside China and Taiwan. Rising rates hurt growth-oriented stocks and hammered valuations as investors revised their assumptions on faster-growing companies in the information technology and consumer discretionary sectors. Overall, emerging markets lagged developed equity markets.

Central banks in a number of developing countries continued to hike benchmark lending rates to blunt inflationary pressures. Latin American countries acted faster than their Asian counterparts in raising rates in 2021 and 2022. Almost all emerging markets currencies fell sharply against the dollar, with Brazil and Mexico being notable exceptions.

China’s equity market plunged, posting one of the lowest returns of all global equity markets during the period. Chinese stocks in the MSCI ACWI sank 48%, hurt by declines in the real estate, consumer discretionary and communication services sectors. Economic activity was stunted by pandemic-induced lockdowns in key manufacturing and technology hubs and a growing liquidity crunch in the property sector, a key engine of growth for China’s economy. Limited stimulus measures, the regulatory crackdown on technology-related companies and questions over the extent of the government’s zero-COVID policy also hurt sentiment.

Meanwhile, the U.S. placed additional restrictions on exports of key technologies to China and strengthened audit measures for Chinese equities listed on U.S. stock exchanges. In mid-October, China’s leader Xi Jinping secured his third term in power and consolidated his leadership team, but with no clear successor. This fanned continued worries about growing state control over the world’s second-largest economy and the potential implications for investing.

Elsewhere in Asia, the tech-heavy indexes in Taiwan and Korea both slid more than 34% amid a broad downturn for semiconductor-related stocks. Indian stocks fared relatively better, declining 7%. India’s economy continued to recover from the COVID-19 downturn, a pickup in infrastructure spending and broader policy reforms enacted in recent years.

Brazil was a bright spot among emerging markets. The Brazilian stocks in the MSCI ACWI surged 24%, bolstered by higher oil prices and economic growth. Brazil’s economy grew 3.2% on an annualized basis in the April to June period, with inflation moderating and the labor market improving. The country’s central bank acted fast to tame inflation, lifting the benchmark lending rate 12 times since March 2021. Meanwhile, in October Luiz Inácio Lula da Silva defeated incumbent Jair Bolsonaro by a slim margin in Brazil’s presidential runoff, returning to power after a previous stint as president from 2003 to 2010.

Inside the portfolio

Several investments in the information technology sector weighed on returns. Shares of Singapore-based internet platform provider Sea Ltd. suffered from widening losses, a slowdown in consumer spending and the suspension of guidance for its e-commerce unit. Silergy, a China-based developer of power management chips, was hurt by a broad downturn in the semiconductor market and worries over the impact of increasing input costs. Shares of Brazilian mobile payments provider PagSeguro were pressured by rate hikes that weakened its margins. The fund’s lighter footprint in iPhone maker Apple also detracted on a relative basis.

Positioning in the health care sector detracted on a relative basis. Chinese biotech firms WuXi Biologics and WuXi AppTec faced uncertainty regarding plans by the Biden administration to reshore parts of the pharmaceutical supply chain. Shares of WuXi Biologics were also pressured after the U.S. Commerce Department in February placed the company on an unverified list regarding certain exports. The matter was successfully resolved in October.

Top contributors to relative returns included several Brazilian-based companies. Shares of industrial metals producer Vale benefited from a sharp rise in prices for iron ore and nickel after Russia invaded Ukraine. However, the stock gave back some of its gains as metal prices began to soften due to waning Chinese demand and rising concerns over the risk of a global recession. Investments in state-run energy giant Petrobras and stock exchange operator B3 also helped relative results.

2	New World Fund

Cash also contributed to relative returns during the period, providing some cushion in a falling market. While the cash position was close to its average on a 10-year basis, the decision by managers to hold cash reflected a desire to have the ability to opportunistically invest in their top convictions amid market volatility.

Looking forward

Since we wrote to you last year, the investment environment has become even more challenging and complex. A wide range of uncertainties is affecting equity prices, including major shifts in monetary policy around the world, elevated geopolitical tensions and a potential global recession. While the fund’s results lagged through the 12-month period ended October 31, we believe New World Fund’s flexibility in being able to seek investments in both the developed world and emerging markets can help in periods of market volatility.

Over the past year, members of our investment team made a number of trips to countries in Asia, Latin America and Europe to meet with corporate managements and government officials. We believe our on-the-ground research is a cornerstone of our investment process and helps inform our decision-making, especially during turbulent periods for markets and the world.

Managers have been favoring companies with durable, cash-generative franchises, those with pricing power in a period of higher inflation, and those that might benefit directly or indirectly from longer trends such as the reshoring of supply chains or the transition to renewable energies in areas of solar power and electric vehicles. For instance, managers have been finding attractive opportunities in the materials and industrials sectors, including companies that produce copper, lithium and specialty chemicals.

At the country level, the fund’s exposure to China has declined due to rising risks and uncertainty about valuations. The gradual reopening of China’s economy from lockdowns, along with stimulus measures, might be catalysts for stock prices over the next year. Currently, the fund remains exposed to domestic-oriented companies that are more aligned with the government’s long-term growth policies and less subject to geopolitical tensions.

The number of investments that managers are finding in India has increased. Managers believe India could be a growing opportunity over the next three to five years following major policy reforms that have begun to gain traction, moves by multinationals to relocate supply chains from China and government spending on infrastructure. Along those lines, managers have widened their investments beyond long-held companies such as Kotak Mahindra Bank and Reliance Industries to those in industrials, chemicals and health care.

At a sector level, information technology remains the largest exposure in the portfolio, albeit with a lighter footprint than the fund’s primary benchmark. Holdings are largely focused on makers of semiconductors and related equipment that could potentially benefit from significantly higher chip content in a wide range of applications over the next decade.

Health care is the second-largest exposure. Managers have gravitated toward multinational pharmaceutical makers that have developed promising new drugs to help treat obesity and diabetes. Financials is the third-largest sector in the fund, with a cross-section of investments in banks, insurance providers and stock exchange operators domiciled in emerging markets. Materials stocks are also among the fund’s largest holdings, with notable investments in companies that produce industrial metals such as copper, iron ore and nickel.

We thank you for your commitment to New World Fund.

Cordially,

Bradford F. Freer
Co-President

Jonathan Knowles
Co-President

Robert W. Lovelace
Co-President

December 8, 2022

For current information about the fund, visit capitalgroup.com.

New World Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period June 17, 1999, to October 31, 2022)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends and reinvested capital gains distributions.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2022)

	1 year	5 years	10 years

Class F-2 shares	–28.52%	2.07%	4.67%
Class A shares*	–32.84	0.58	3.75

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

4	New World Fund

Investment portfolio October 31, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	26.20%
India	13.59
Eurozone*	12.06
China	9.29
Brazil	7.04
Japan	2.20
United Kingdom	2.15
Denmark	2.09
Hong Kong	2.06
Other countries	14.65
Short-term securities & other assets less liabilities	8.67
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands and Spain.

Common stocks 87.08%	Shares	Value (000)
Information technology 14.60%
Microsoft Corp.	5,614,136	$1,303,209
Taiwan Semiconductor Manufacturing Company, Ltd.	55,232,500	668,498
Micron Technology, Inc.	7,444,710	402,759
Wolfspeed, Inc.[1]	4,675,372	368,185
Broadcom, Inc.	757,075	355,916
ASML Holding NV	725,687	342,803
Apple, Inc.	1,887,886	289,488
Mastercard, Inc., Class A	700,900	230,021
Tata Consultancy Services, Ltd.	4,098,962	158,118
Visa, Inc., Class A	758,431	157,116
Infosys, Ltd. (ADR)	5,096,840	95,464
Infosys, Ltd.	2,412,174	44,808
PagSeguro Digital, Ltd., Class A1	10,161,060	139,003
Keyence Corp.	354,000	134,082
TELUS International (Cda), Inc., subordinate voting shares[1]	4,276,222	106,392
SAP SE	1,040,573	100,439
Silergy Corp.	8,543,000	99,157
EPAM Systems, Inc.[1]	279,747	97,911
Samsung Electronics Co., Ltd.	2,150,750	89,687
Synopsys, Inc. (USA)[1]	301,500	88,204
NVIDIA Corp.	630,500	85,099
Accenture PLC, Class A	298,497	84,743
Edenred SA	1,490,498	76,536
Nokia Corp.	16,756,698	74,635
Network International Holdings PLC[1]	19,893,444	74,145
Nice, Ltd. (ADR)[1,2]	357,871	67,956
Tokyo Electron, Ltd.	226,800	60,233
Kingdee International Software Group Co., Ltd.[1]	32,201,067	52,673
Applied Materials, Inc.	496,000	43,792
MediaTek, Inc.	2,223,500	40,713
Amadeus IT Group SA, Class A, non-registered shares[1]	738,285	38,480
Trimble, Inc.[1]	616,650	37,098
SK hynix, Inc.	611,594	35,508
ASM International NV	145,599	32,346
Atlassian Corp., Class A1	136,604	27,694
Logitech International SA	546,000	27,181
Euronet Worldwide, Inc.[1]	297,000	24,951
Cognizant Technology Solutions Corp., Class A	398,700	24,819
KLA Corp.	72,300	22,879
Globant SA1	117,317	22,135
Coforge, Ltd.	405,234	18,650
Hamamatsu Photonics KK	392,000	17,768
Hundsun Technologies, Inc., Class A	2,905,034	16,590
VeriSign, Inc.[1]	64,257	12,881

New World Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Canva, Inc.[1,3,4]	10,572	$10,964
Autodesk, Inc.[1]	47,486	10,176
MKS Instruments, Inc.	122,884	10,095
StoneCo, Ltd., Class A1	957,552	10,054
ON Semiconductor Corp.[1]	134,800	8,281
Disco Corp.	31,400	7,539
Advanced Micro Devices, Inc.[1]	125,453	7,535
Intel Corp.	46,214	1,314
		6,356,723

Financials 12.69%
Kotak Mahindra Bank, Ltd.	41,345,878	949,990
AIA Group, Ltd.	63,636,000	481,953
B3 SA-Brasil, Bolsa, Balcao	138,325,033	402,751
HDFC Bank, Ltd.	18,164,838	328,438
Capitec Bank Holdings, Ltd.[2]	2,871,685	297,126
Bajaj Finance, Ltd.	3,214,500	277,427
ICICI Bank, Ltd.	12,600,073	138,319
ICICI Bank, Ltd. (ADR)	4,339,430	95,641
Ping An Insurance (Group) Company of China, Ltd., Class H	55,840,746	223,373
AU Small Finance Bank, Ltd.	25,271,839	179,989
XP, Inc., Class A1	8,996,300	164,902
Nu Holdings, Ltd., Class A1,2	31,927,683	159,638
Bank Central Asia Tbk PT	278,570,100	157,167
UniCredit SpA	11,198,232	138,864
Industrial and Commercial Bank of China, Ltd., Class H	304,220,000	132,158
Bank Mandiri (Persero) Tbk PT	175,943,600	119,007
Discovery, Ltd.[1]	15,407,505	100,839
Banco Bilbao Vizcaya Argentaria, SA	18,101,855	93,185
Bank Rakyat Indonesia (Persero) Tbk PT	294,858,900	87,905
Eurobank Ergasias Services and Holdings SA1	75,360,300	74,475
Grupo Financiero Banorte, SAB de CV, Series O	9,001,563	73,169
Moody’s Corp.	262,050	69,409
Canara Bank	19,115,076	67,060
Bank of Baroda	33,789,552	60,291
Alpha Services and Holdings SA1	62,617,031	58,045
Bajaj Finserv, Ltd.	2,660,000	54,227
Standard Bank Group, Ltd.	4,910,053	45,883
PB Fintech, Ltd.[1]	9,587,270	44,712
DBS Group Holdings, Ltd.	1,839,256	44,435
Aon PLC, Class A	156,700	44,109
China Merchants Bank Co., Ltd., Class H	12,534,000	41,196
East Money Information Co., Ltd., Class A	17,992,103	38,481
S&P Global, Inc.	104,780	33,661
Fairfax Financial Holdings, Ltd., subordinate voting shares	67,754	33,276
Hong Kong Exchanges and Clearing, Ltd.	1,210,800	32,238
Postal Savings Bank of China Co., Ltd., Class H	58,948,000	27,335
Erste Group Bank AG	1,081,875	26,686
National Bank of Greece SA1	7,038,771	25,529
China Construction Bank Corp., Class H	47,026,500	24,982
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B2	19,520,914	22,464
Lufax Holding, Ltd. (ADR)	13,295,730	21,140
Piramal Enterprises Ltd.	1,777,000	18,234
TISCO Financial Group PCL, foreign registered shares	4,969,000	12,539
HDFC Life Insurance Company, Ltd.	310,000	2,024
Galaxy Cosmos Mezz PLC[1]	2,348,392	379
TCS Group Holding PLC (GDR)[1,3]	682,900	—	[5]
Moscow Exchange MICEX-RTS PJSC[1,3]	5,963,587	—	[5]
Sberbank of Russia PJSC[1,3,4]	38,486,552	—	[5]
		5,524,651

Health care 12.62%
Novo Nordisk A/S, Class B	5,794,296	629,934
Eli Lilly and Company	1,599,100	579,018
Thermo Fisher Scientific, Inc.	1,084,949	557,631
Max Healthcare Institute, Ltd.[1,6]	67,608,751	372,684
AstraZeneca PLC	2,277,206	267,783

6	New World Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
PerkinElmer, Inc.	1,935,291	$258,516
Abbott Laboratories	2,472,002	244,580
Danaher Corp.	871,332	219,288
Jiangsu Hengrui Medicine Co., Ltd., Class A	36,284,106	199,849
EssilorLuxottica	1,102,831	174,761
BeiGene, Ltd. (ADR)[1]	941,038	158,932
BeiGene, Ltd.[1,2]	693,600	8,748
Laurus Labs, Ltd.[6]	27,712,100	152,173
Hypera SA, ordinary nominative shares	15,369,266	151,179
Rede D’Or São Luiz SA	23,522,032	146,492
Olympus Corp.	5,809,700	122,684
Pfizer, Inc.	2,518,288	117,226
Hapvida Participações e Investimentos SA1	73,403,625	110,841
CSL, Ltd.	616,492	110,604
CanSino Biologics, Inc., Class H2	10,962,677	101,950
WuXi Biologics (Cayman), Inc.[1]	21,456,416	97,037
Carl Zeiss Meditec AG, non-registered shares	784,737	95,040
Zoetis, Inc., Class A	478,333	72,123
Siemens Healthineers AG	1,506,000	69,325
Legend Biotech Corp. (ADR)[1]	944,640	47,062
Innovent Biologics, Inc.[1]	12,482,291	44,207
Shionogi & Co., Ltd.	935,300	43,339
Straumann Holding AG	419,870	39,993
Hutchmed China, Ltd.[1,2]	19,846,045	33,373
WuXi AppTec Co., Ltd., Class H	4,060,683	32,539
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	3,628,010	32,362
Mettler-Toledo International, Inc.[1]	21,300	26,943
OdontoPrev SA, ordinary nominative shares	14,927,180	23,927
Asahi Intecc Co., Ltd.	1,330,200	22,669
Align Technology, Inc.[1]	112,600	21,878
Medtronic PLC	241,000	21,049
Genus PLC	617,000	18,072
Piramal Pharma, Ltd.[1]	6,932,931	14,141
Merck KGaA	82,000	13,371
Bayer AG	237,100	12,470
Angelalign Technology, Inc.[2]	1,220,800	10,778
Hangzhou Tigermed Consulting Co., Ltd., Class A	759,933	8,678
Zai Lab, Ltd. (ADR)[1]	252,950	5,636
Shandong Pharmaceutical Glass Co., Ltd., Class A	862,513	3,259
Grifols, SA, Class A, non-registered shares[1]	126,732	1,078
		5,495,222

Industrials 10.30%
Airbus SE, non-registered shares	5,537,225	599,640
General Electric Co.	3,437,859	267,500
Larsen & Toubro, Ltd.	10,851,316	265,208
Safran SA	2,104,422	234,423
Rumo SA	52,208,325	223,772
IMCD NV	1,694,338	219,853
DSV A/S	1,452,732	196,672
Shenzhen Inovance Technology Co., Ltd., Class A	21,271,704	194,396
Copa Holdings, SA, Class A1	2,573,255	193,586
Carrier Global Corp.	4,817,119	191,529
International Container Terminal Services, Inc.	54,681,000	163,586
Grab Holdings, Ltd., Class A1	42,426,377	110,308
Grab Holdings, Ltd., Class A1,2	6,884,911	17,901
Caterpillar, Inc.	576,500	124,789
Daikin Industries, Ltd.	677,000	101,918
Suzhou Maxwell Technologies Co., Ltd., Class A	1,330,946	87,075
Zhejiang Sanhua Intelligent Controls Co., Ltd.	29,821,715	86,826
TransDigm Group, Inc.	146,260	84,211
Thales SA	588,000	74,757
Interpump Group SpA	1,761,040	68,187
InPost SA1	10,457,749	66,784
ZTO Express (Cayman), Inc., Class A (ADR)	3,707,337	62,617
Mitsui & Co., Ltd.	2,530,000	56,029
Raytheon Technologies Corp.	582,000	55,185
Boeing Company[1]	382,043	54,445

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Contemporary Amperex Technology Co., Ltd., Class A	964,454	$49,273
Centre Testing International Group Co., Ltd.	17,640,920	45,271
Wizz Air Holdings PLC[1]	2,278,157	44,806
SMC Corp.	104,999	42,453
CCR SA, ordinary nominative shares	16,206,821	40,662
Spirax-Sarco Engineering PLC	321,000	39,573
BAE Systems PLC	4,210,300	39,322
Bharat Electronics, Ltd.	29,425,577	37,983
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	2,081,148	32,237
Bureau Veritas SA	1,275,000	31,589
Siemens AG	288,180	31,510
Epiroc AB, Class B	2,302,349	30,934
ABB, Ltd.	1,059,474	29,456
Havells India, Ltd.	1,857,100	27,287
Legrand SA	349,329	26,631
AirTAC International Group	1,071,000	24,596
Hitachi, Ltd.	489,200	22,240
Nidec Corp.	377,000	20,886
Atlas Copco AB, Class B	1,918,000	18,577
Haitian International Holdings, Ltd.	7,154,000	14,327
Experian PLC	389,800	12,400
Techtronic Industries Co., Ltd.	1,026,500	9,723
Hefei Meyer Optoelectronic Technology, Inc., Class A	1,851,188	6,029
Vicor Corp.[1]	125,014	5,972
		4,484,934

Consumer discretionary 9.69%
LVMH Moët Hennessy-Louis Vuitton SE	874,395	552,173
MercadoLibre, Inc.[1]	507,469	457,544
General Motors Company	6,928,205	271,932
Evolution AB	2,864,105	267,962
Hermès International	202,542	262,312
Midea Group Co., Ltd., Class A	34,139,776	187,945
Galaxy Entertainment Group, Ltd.	39,978,864	182,587
Li Ning Co., Ltd.	33,157,617	171,498
YUM! Brands, Inc.	1,047,050	123,814
H World Group, Ltd. (ADR)	3,080,011	83,407
H World Group, Ltd.	9,192,480	25,178
Astra International Tbk PT	245,394,300	104,624
Kering SA	202,229	92,672
Trip.com Group, Ltd. (ADR)[1]	3,994,095	90,386
Zhongsheng Group Holdings, Ltd.	22,795,750	86,540
Jumbo SA	5,700,197	81,062
IDP Education, Ltd.[2]	4,243,000	80,308
Tesla, Inc.[1]	349,825	79,599
Marriott International, Inc., Class A	479,022	76,696
NIKE, Inc., Class B	820,573	76,051
Titan Co., Ltd.	2,269,095	75,698
Americanas SA, ordinary nominative shares	23,989,425	72,170
Industria de Diseño Textil, SA	2,983,900	67,646
JD.com, Inc., Class A	3,025,545	55,927
Lear Corp.	332,000	46,052
Alibaba Group Holding, Ltd.[1]	4,086,600	31,992
Alibaba Group Holding, Ltd. (ADR)[1]	187,800	11,940
Booking Holdings, Inc.[1]	23,100	43,185
Maruti Suzuki India, Ltd.	363,485	41,837
Airbnb, Inc., Class A1	383,777	41,030
Prosus NV, Class N	936,472	40,758
adidas AG	380,578	37,227
Magazine Luiza SA1	42,655,675	36,912
Aptiv PLC[1]	349,840	31,860
InterContinental Hotels Group PLC	556,670	29,979
Inchcape PLC	2,371,807	20,237
Levi Strauss & Co., Class A2	1,320,397	19,753
JD Health International, Inc.[1]	3,522,350	19,318
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,495,000	19,118
Samsonite International SA1	8,086,900	17,390
Naspers, Ltd., Class N	155,500	16,085

8	New World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Shangri-La Asia, Ltd.[1]	28,650,000	$15,840
FSN E-Commerce Ventures, Ltd.[1]	990,184	14,330
Renault SA1	462,500	14,247
Cie. Financière Richemont SA, Class A	135,000	13,204
Flutter Entertainment PLC[1]	98,000	12,968
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,060,692	8,095
Cyrela Brazil Realty SA, ordinary nominative shares	1,554,724	5,598
Jiumaojiu International Holdings, Ltd.[2]	3,168,000	4,972
Ozon Holdings PLC (ADR)[1,3]	2,982,700	—	[5]
		4,219,658

Materials 7.88%
Vale SA (ADR), ordinary nominative shares	26,757,948	346,248
Vale SA, ordinary nominative shares	23,373,823	303,762
First Quantum Minerals, Ltd.	21,367,929	376,901
Albemarle Corp.	1,115,932	312,316
Freeport-McMoRan, Inc.	9,470,290	300,113
Asian Paints, Ltd.	7,812,974	293,321
Linde PLC	723,644	215,176
Sika AG	808,552	182,325
Pidilite Industries, Ltd.	5,378,500	167,922
Gerdau SA (ADR)	22,684,800	112,970
Sociedad Química y Minera de Chile SA, Class B (ADR)	898,615	84,182
Barrick Gold Corp.	4,786,433	71,940
Shin-Etsu Chemical Co., Ltd.	687,600	71,861
LANXESS AG	2,000,000	67,695
Givaudan SA	20,171	60,230
Wacker Chemie AG	493,000	57,442
Yunnan Energy New Material Co., Ltd., Class A	2,782,274	56,434
Loma Negra Compañía Industrial Argentina SA (ADR)[6]	7,504,998	50,584
Fresnillo PLC	4,457,100	37,262
OCI NV	781,000	29,885
Shandong Sinocera Functional Material Co., Ltd., Class A	8,522,150	26,949
CCL Industries, Inc., Class B, nonvoting shares	526,000	24,710
Amcor PLC (CDI)[2]	2,116,000	24,485
Arkema SA	275,322	21,800
Wheaton Precious Metals Corp.	665,844	21,766
Koninklijke DSM NV	174,300	20,550
Corteva, Inc.	286,000	18,687
Umicore SA	545,345	17,974
Grupo México, SAB de CV, Series B	4,490,000	16,278
Glencore PLC	2,389,900	13,690
BASF SE	194,282	8,723
Navin Fluorine International, Ltd.	118,000	6,489
Jindal Steel & Power Ltd.	1,147,128	6,373
Polymetal International PLC[1]	1,096,500	2,590
Alrosa PJSC[1,3]	15,128,747	—	[5]
		3,429,633

Consumer staples 6.31%
Kweichow Moutai Co., Ltd., Class A	2,368,719	438,135
ITC, Ltd.	60,617,650	255,352
Bunge, Ltd.	2,236,000	220,693
Constellation Brands, Inc., Class A	643,800	159,070
Nestlé SA	1,376,796	149,923
Anheuser-Busch InBev SA/NV	2,682,864	134,158
Japan Tobacco, Inc.	6,795,000	112,599
Philip Morris International, Inc.	1,184,267	108,775
Monster Beverage Corp.[1]	1,073,000	100,562
Raia Drogasil SA, ordinary nominative shares	17,689,300	90,099
Kimberly-Clark de México, SAB de CV, ordinary participation certificates, Class A	54,242,353	85,581
Carlsberg A/S, Class B	717,838	84,605
Pernod Ricard SA	468,136	82,210
Varun Beverages, Ltd.	6,448,818	81,727
British American Tobacco PLC	2,074,045	81,666
Avenue Supermarts, Ltd.[1]	1,436,238	74,970
Arca Continental, SAB de CV	8,430,000	69,051
Dabur India, Ltd.	7,943,195	53,228

New World Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Ajinomoto Co., Inc.	1,910,800	$52,635
Wuliangye Yibin Co., Ltd., Class A	2,160,747	39,523
Uni-Charm Corp.	1,155,500	35,218
L’Oréal SA, non-registered shares	93,065	29,256
Mondelez International, Inc.	455,595	28,010
Foshan Haitian Flavouring and Food Co., Ltd., Class A	3,322,035	27,164
Proya Cosmetics Co., Ltd., Class A	1,163,507	26,646
Danone SA	511,049	25,424
United Spirits, Ltd.[1]	2,241,000	24,266
Monde Nissin Corp.	115,826,000	23,379
Unilever PLC (EUR denominated)	435,229	19,878
Reckitt Benckiser Group PLC	285,400	18,918
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,808,366	9,712
Diageo PLC	145,966	6,023
X5 Retail Group NV (GDR)[3]	1,246,331	—	[5]
		2,748,456

Energy 5.22%
Reliance Industries, Ltd.	25,861,653	796,556
TotalEnergies SE	5,836,952	317,837
New Fortress Energy, Inc., Class A	3,515,095	193,576
Baker Hughes Co., Class A	5,978,122	165,355
Cheniere Energy, Inc.	820,000	144,656
BP PLC	21,441,679	117,980
Exxon Mobil Corp.	988,600	109,547
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	7,687,463	98,553
Hess Corp.	630,000	88,881
Aker BP ASA[2]	2,376,280	75,749
Chevron Corp.	369,795	66,896
Shell PLC (GBP denominated)	1,324,432	36,513
INPEX Corp.	3,430,200	35,018
TechnipFMC PLC[1]	2,601,800	27,553
Gazprom PJSC[3,4]	13,623,686	—	[5]
Rosneft Oil Co. PJSC[3,4]	8,335,580	—	[5]
		2,274,670

Communication services 4.87%
Alphabet, Inc., Class C1	3,393,600	321,238
Alphabet, Inc., Class A1	1,146,280	108,335
Bharti Airtel, Ltd.	28,831,008	289,782
Bharti Airtel, Ltd., interim shares	1,085,032	5,766
Sea, Ltd., Class A (ADR)[1]	4,614,060	229,226
Tencent Holdings, Ltd.	6,551,700	171,604
MTN Group, Ltd.	23,667,260	167,293
América Móvil, SAB de CV, Series L (ADR)	8,662,061	162,933
Netflix, Inc.[1]	486,288	141,938
Telefónica, SA, non-registered shares[1]	30,129,668	103,768
Meta Platforms, Inc., Class A1	1,096,201	102,122
Vodafone Group PLC	67,462,979	78,635
Activision Blizzard, Inc.	1,007,575	73,351
Indus Towers, Ltd.	25,251,822	56,588
NetEase, Inc.	2,513,500	27,410
NetEase, Inc. (ADR)	402,647	22,395
Telefônica Brasil SA, ordinary nominative shares	3,304,768	26,429
JCDecaux SE1	1,369,700	17,286
Informa PLC	2,462,741	15,692
Yandex NV, Class A1,3	5,400,082	—	[5]
		2,121,791

Utilities 1.49%
ENN Energy Holdings, Ltd.	26,297,400	261,478
AES Corp.	7,394,441	193,438
Engie SA	6,481,029	84,250
Power Grid Corporation of India, Ltd.	20,979,890	57,824
Enel SpA	10,623,985	47,446
China Resources Gas Group, Ltd.	1,489,000	3,813
China Gas Holdings, Ltd.	992,600	880
		649,129

10	New World Fund

Common stocks (continued)	Shares	Value (000)
Real estate 1.41%
Macrotech Developers, Ltd.[1]	13,307,968	$159,184
American Tower Corp. REIT	580,625	120,300
BR Malls Participações SA, ordinary nominative shares[6]	49,671,007	97,602
CK Asset Holdings, Ltd.	13,815,000	76,382
ESR Group, Ltd.	40,373,574	68,921
CTP NV	2,883,318	29,919
China Resources Mixc Lifestyle Services, Ltd.	8,157,200	23,901
Embassy Office Parks REIT	5,487,000	22,828
China Overseas Land & Investment, Ltd.	8,201,000	15,650
Ayala Land, Inc.	2,927,300	1,308
		615,995

Total common stocks (cost: $32,405,360,000)		37,920,862

Preferred securities 0.87%
Consumer discretionary 0.47%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	1,247,135	127,562
Porsche Automobil Holding SE, nonvoting preferred shares	905,000	50,621
Getir BV, Series D, preferred shares[1,3,4]	103,205	25,921
		204,104

Real estate 0.19%
QuintoAndar, Ltd., Series E, preferred shares[1,3,4]	433,164	66,820
QuintoAndar, Ltd., Series E-1, preferred shares[1,3,4]	113,966	17,580
		84,400

Financials 0.10%
Itaú Unibanco Holding SA, preferred nominative shares	4,994,844	29,396
Itaú Unibanco Holding SA (ADR), preferred nominative shares	2,197,100	12,787
		42,183

Energy 0.08%
Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	1,934,063	22,261
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,382,000	13,746
		36,007

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	1,126,356	7,024

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	2,292,541	4,265

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	925	959
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	38	40
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	3	3
Canva, Inc., Series A-5, noncumulative preferred shares[1,3,4]	2	2
		1,004

Total preferred securities (cost: $413,576,000)		378,987

Rights & warrants 0.15%
Health care 0.14%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/19/2022[1,7]	4,900,772	51,300
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2022[1,7]	980,154	10,260

Materials 0.01%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,7]	485,986	1,537

New World Fund	11

Rights & warrants (continued)	Shares		Value (000)
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		329,878	$162

Total rights & warrants (cost: $115,176,000)			63,259

Bonds, notes & other debt instruments 3.23%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.81%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[7]	USD	22,000	19,112
Abu Dhabi (Emirate of) 1.70% 3/2/2031[7]		14,840	11,705
Angola (Republic of) 8.00% 11/26/2029[7]		23,300	19,003
Angola (Republic of) 8.75% 4/14/2032[7]		6,950	5,629
Argentine Republic 1.00% 7/9/2029		3,656	759
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[8]		83,341	17,775
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[8]		32,148	6,421
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[8]		10,333	2,699
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[8]		71,900	17,271
Armenia (Republic of) 7.15% 3/26/2025		6,000	5,897
Bahrain (Kingdom of) 6.75% 9/20/2029[7]		6,450	6,078
Belarus (Republic of) 5.875% 2/24/2026[9]		2,270	477
Belarus (Republic of) 7.625% 6/29/2027[9]		4,650	976
Belarus (Republic of) 6.20% 2/28/2030[9]		2,500	525
Brazil (Federative Republic of) 0% 1/1/2026	BRL	125,000	17,015
Brazil (Federative Republic of) 10.00% 1/1/2027		287,000	52,618
Brazil (Federative Republic of) 6.00% 5/15/2027[10]		304,598	61,158
Chile (Republic of) 3.10% 5/7/2041	USD	5,400	3,577
Chile (Republic of) 4.34% 3/7/2042		9,265	7,142
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	520,290	72,327
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		492,410	74,723
Colombia (Republic of) 4.50% 3/15/2029	USD	13,425	10,857
Colombia (Republic of) 3.00% 1/30/2030		3,310	2,341
Colombia (Republic of) 3.25% 4/22/2032		11,800	7,861
Colombia (Republic of) 7.375% 9/18/2037		10,950	9,241
Colombia (Republic of) 5.625% 2/26/2044		2,209	1,439
Colombia (Republic of) 5.00% 6/15/2045		7,251	4,418
Colombia (Republic of) 5.20% 5/15/2049		3,955	2,413
Colombia (Republic of) 4.125% 5/15/2051		4,360	2,323
Costa Rica (Republic of) 6.125% 2/19/2031		13,593	12,657
Costa Rica (Republic of) 6.125% 2/19/2031[7]		8,425	7,845
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	1,890	1,317
Dominican Republic 6.875% 1/29/2026	USD	5,000	4,913
Dominican Republic 5.95% 1/25/2027		7,820	7,333
Dominican Republic 8.625% 4/20/2027[7]		4,950	5,043
Dominican Republic 6.00% 7/19/2028[7]		4,360	3,995
Dominican Republic 11.375% 7/6/2029	DOP	195,700	3,509
Dominican Republic 4.50% 1/30/2030[7]	USD	2,307	1,858
Dominican Republic 6.00% 2/22/2033[7]		3,295	2,771
Dominican Republic 5.30% 1/21/2041[7]		3,901	2,702
Dominican Republic 7.45% 4/30/2044[7]		8,950	7,542
Dominican Republic 7.45% 4/30/2044		5,700	4,804
Dominican Republic 6.85% 1/27/2045		3,000	2,328
Dominican Republic 6.85% 1/27/2045[7]		2,000	1,552
Dominican Republic 5.875% 1/30/2060[7]		10,273	6,798
Egypt (Arab Republic of) 5.75% 5/29/2024[7]		6,410	6,071
Egypt (Arab Republic of) 5.625% 4/16/2030	EUR	3,225	1,938
Egypt (Arab Republic of) 5.875% 2/16/2031[7]	USD	4,700	2,909
Egypt (Arab Republic of) 7.625% 5/29/2032[7]		14,100	9,088
Egypt (Arab Republic of) 7.625% 5/29/2032		4,000	2,578
Egypt (Arab Republic of) 8.50% 1/31/2047		10,000	5,931
Egypt (Arab Republic of) 8.875% 5/29/2050		5,430	3,244
Egypt (Arab Republic of) 8.75% 9/30/2051		14,470	8,651
Egypt (Arab Republic of) 8.15% 11/20/2059[7]		15,000	8,683
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		18,400	9,581
Export-Import Bank of India 3.25% 1/15/2030		14,800	12,044
Gabonese Republic 6.95% 6/16/2025		7,800	7,058
Gabonese Republic 7.00% 11/24/2031		7,500	5,273
Georgia (Republic of) 2.75% 4/22/2026[7]		4,995	4,258
Ghana (Republic of) 8.125% 1/18/2026		4,175	1,550

12	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ghana (Republic of) 6.375% 2/11/2027	USD	6,525	$2,012
Ghana (Republic of) 7.75% 4/7/2029[7]		15,000	4,417
Ghana (Republic of) 8.125% 3/26/2032		28,700	8,455
Honduras (Republic of) 6.25% 1/19/2027		14,463	11,447
Honduras (Republic of) 5.625% 6/24/2030		6,669	4,579
Honduras (Republic of) 5.625% 6/24/2030[7]		5,600	3,845
Indonesia (Republic of) 6.625% 2/17/2037		8,612	8,944
Indonesia (Republic of) 5.25% 1/17/2042		18,644	16,951
Iraq (Republic of) 6.752% 3/9/2023		11,500	11,349
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[7]		16,135	14,855
Kazakhstan (Republic of) 5.125% 7/21/2025[7]		9,750	9,993
Kazakhstan (Republic of) 5.125% 7/21/2025		5,700	5,842
Kazakhstan (Republic of) 6.50% 7/21/2045[7]		7,865	6,998
Kenya (Republic of) 6.875% 6/24/2024[7]		5,175	4,536
Kenya (Republic of) 8.25% 2/28/2048[7]		29,120	18,727
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[8]		9,800	6,705
Oman (Sultanate of) 4.875% 2/1/2025[7]		10,674	10,400
Oman (Sultanate of) 5.375% 3/8/2027		10,000	9,564
Oman (Sultanate of) 6.25% 1/25/2031[7]		11,500	10,991
Pakistan (Islamic Republic of) 8.25% 9/30/2025[7]		9,222	3,320
Pakistan (Islamic Republic of) 6.00% 4/8/2026[7]		5,125	1,704
Pakistan (Islamic Republic of) 6.875% 12/5/2027[7]		13,800	4,424
Panama (Republic of) 3.75% 4/17/2026[7]		20,790	19,522
Panama (Republic of) 4.50% 5/15/2047		15,445	10,712
Panama (Republic of) 4.50% 4/16/2050		4,525	3,081
Panama (Republic of) 4.30% 4/29/2053		6,400	4,174
Panama (Republic of) 4.50% 1/19/2063		2,430	1,549
Paraguay (Republic of) 5.00% 4/15/2026		7,095	6,941
Paraguay (Republic of) 5.00% 4/15/2026[7]		4,475	4,378
Paraguay (Republic of) 4.70% 3/27/2027[7]		8,790	8,438
Paraguay (Republic of) 4.70% 3/27/2027		5,500	5,279
Paraguay (Republic of) 4.95% 4/28/2031		3,415	3,140
Paraguay (Republic of) 2.739% 1/29/2033[7]		1,565	1,175
Peru (Republic of) 3.00% 1/15/2034		5,715	4,280
Peru (Republic of) 6.55% 3/14/2037		10,417	10,455
Peru (Republic of) 5.625% 11/18/2050		1,240	1,139
Peru (Republic of) 3.55% 3/10/2051		4,900	3,245
Peru (Republic of) 2.78% 12/1/2060		10,795	5,800
PETRONAS Capital, Ltd. 3.50% 4/21/2030[7]		3,400	3,030
PETRONAS Capital, Ltd. 4.55% 4/21/2050[7]		3,400	2,805
Philippines (Republic of) 1.648% 6/10/2031		10,000	7,525
Philippines (Republic of) 6.375% 10/23/2034		10,400	10,774
Philippines (Republic of) 3.95% 1/20/2040		11,700	9,097
Philippines (Republic of) 3.70% 3/1/2041		7,300	5,511
Philippines (Republic of) 2.95% 5/5/2045		13,400	8,784
Qatar (State of) 4.50% 4/23/2028[7]		45,000	44,096
Qatar (State of) 3.75% 4/16/2030[7]		6,200	5,776
Romania 2.00% 1/28/2032	EUR	18,275	11,657
Romania 2.00% 4/14/2033		7,080	4,294
Romania 5.125% 6/15/2048[7]	USD	9,300	6,523
Russian Federation 4.25% 6/23/2027[9]		9,800	4,508
Russian Federation 4.375% 3/21/2029[7,9]		10,000	3,650
Russian Federation 4.375% 3/21/2029[9]		4,000	1,460
Russian Federation 5.10% 3/28/2035[9]		24,000	8,760
Russian Federation 5.25% 6/23/2047[9]		11,200	5,040
Senegal (Republic of) 4.75% 3/13/2028	EUR	13,200	10,699
South Africa (Republic of) 5.875% 6/22/2030	USD	28,100	25,017
South Africa (Republic of) 5.875% 4/20/2032		8,700	7,468
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]		3,380	853
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		16,030	3,870
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		16,820	3,996
Sri Lanka (Democratic Socialist Republic of) 6.75% 4/18/2028[9]		5,360	1,221
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[7,9]		7,500	1,732
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		4,740	1,094
Tunisia (Republic of) 6.75% 10/31/2023	EUR	4,100	3,330
Tunisia (Republic of) 6.75% 10/31/2023		1,830	1,486
Tunisia (Republic of) 5.625% 2/17/2024		10,725	7,866

New World Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Tunisia (Republic of) 5.75% 1/30/2025	USD	8,645	$5,484
Turkey (Republic of) 6.375% 10/14/2025		5,935	5,531
Turkey (Republic of) 5.875% 6/26/2031		22,730	17,194
Turkey (Republic of) 6.00% 1/14/2041		16,795	10,905
Turkey (Republic of) 5.75% 5/11/2047		31,345	19,387
Ukraine 8.994% 2/1/2026[9]		5,771	1,070
Ukraine 7.75% 9/1/2029[9]		28,014	5,041
Ukraine 9.75% 11/1/2030		6,200	1,100
Ukraine 7.375% 9/25/2034[9]		29,200	4,343
United Mexican States 4.125% 1/21/2026		4,977	4,804
United Mexican States, Series M, 7.50% 6/3/2027	MXN	292,750	13,529
United Mexican States 4.50% 4/22/2029	USD	13,100	12,195
United Mexican States 4.75% 4/27/2032		10,480	9,507
United Mexican States 4.75% 3/8/2044		13,300	10,140
United Mexican States 3.75% 4/19/2071		10,285	5,915
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]		18,851	1,225
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		4,062	294
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		1,741	131
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		870	65
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		2,321	174
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		4,346	326
Venezuela (Bolivarian Republic of) 7.00% 12/1/2028[9]		870	57
Venezuela (Bolivarian Republic of) 7.75% 10/13/2029[9]		15,668	1,018
Venezuela (Bolivarian Republic of) 6.00% 12/9/2030[9]		12,912	839
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		1,449	109
Venezuela (Bolivarian Republic of) 12.75% 8/23/2032[9]		1,162	87
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		1,448	109
			1,225,471

Corporate bonds, notes & loans 0.42%
Energy 0.10%
Oleoducto Central SA 4.00% 7/14/2027[7]		3,450	2,815
Petrobras Global Finance Co. 6.85% 6/5/2115		4,340	3,412
Petróleos Mexicanos 6.875% 10/16/2025		8,000	7,700
Petróleos Mexicanos 6.875% 8/4/2026		8,024	7,437
Petróleos Mexicanos 6.49% 1/23/2027		11,700	10,214
Petróleos Mexicanos 8.75% 6/2/2029		6,550	5,845
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[7]		8,300	5,145
			42,568

Financials 0.09%
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]		13,100	9,754
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		12,885	9,371
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[7,8]		8,300	6,644
Power Financial Corp., Ltd. 6.15% 12/6/2028		5,334	5,139
Power Financial Corp., Ltd. 4.50% 6/18/2029		2,959	2,546
Power Financial Corp., Ltd. 3.35% 5/16/2031		4,010	3,031
			36,485

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		5,926	4,267
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		7,800	3,786
Arcos Dorados BV 6.125% 5/27/2029		6,375	5,874
MercadoLibre, Inc. 3.125% 1/14/2031		8,275	6,001
Sands China, Ltd. 4.875% 6/18/2030		2,675	1,912
			21,840

Materials 0.05%
Braskem Idesa SAPI 7.45% 11/15/2029		8,100	6,217
Braskem Idesa SAPI 7.45% 11/15/2029[7]		5,564	4,270
Braskem Idesa SAPI 6.99% 2/20/2032[7]		4,000	2,685
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[7]		7,555	6,124
			19,296

14	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.03%
Empresa de Transporte de Pasajeros Metro SA 4.70% 5/7/2050[7]	USD	4,520	$3,372
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[7]		1,436	1,332
Mexico City Airport Trust 4.25% 10/31/2026		11,060	9,963
			14,667

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031[7]		7,700	5,720
Marfrig Global Foods SA 3.95% 1/29/2031		4,300	3,194
NBM US Holdings, Inc. 6.625% 8/6/2029[4]		6,150	5,707
			14,621

Communication services 0.03%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		4,446	2,660
PLDT, Inc. 2.50% 1/23/2031		2,590	2,004
Tencent Holdings, Ltd. 3.975% 4/11/2029		6,300	5,313
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		7,100	3,711
			13,688

Utilities 0.03%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[7]		3,485	2,751
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		2,062	1,476
Empresas Publicas de Medellin ESP 4.25% 7/18/2029		445	318
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[7]		3,679	2,502
State Grid Overseas Investment, Ltd. 3.50% 5/4/2027[7]		6,825	6,428
			13,475

Health care 0.01%
Rede D’Or Finance SARL 4.95% 1/17/2028		702	623
Rede D’Or Finance SARL 4.50% 1/22/2030		6,323	5,231
			5,854

Total corporate bonds, notes & loans			182,494

Total bonds, notes & other debt instruments (cost: $1,886,010,000)			1,407,965

Short-term securities 9.38%	Shares
Money market investments 8.50%
Capital Group Central Cash Fund 3.18%[6,11]		36,990,272	3,698,287

Money market investments purchased with collateral from securities on loan 0.88%
Capital Group Central Cash Fund 3.18%[6,11,12]		1,638,910	163,858
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.09%[11,12]		62,189,229	62,189
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.07%[11,12]		62,091,317	62,091
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01%[11,12]		49,800,000	49,800
Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.00%[11,12]		22,869,392	22,870
BlackRock Liquidity Funds – FedFund, Institutional Shares 2.87%[11,12]		11,500,000	11,500
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 2.88%[11,12]		11,500,000	11,500
			383,808

Total short-term securities (cost: $4,082,122,000)			4,082,095
Total investment securities 100.71% (cost: $38,902,244,000)			43,853,168
Other assets less liabilities (0.71)%			(308,065)

Net assets 100.00%			$43,545,103

New World Fund	15

Futures contracts

						Value and
						unrealized
						appreciation
					Notional	(depreciation)
		Number of			amount	at 10/31/2022
Contracts	Type	contracts	Expiration		(000)	(000)
5 Year U.S. Treasury Note Futures	Short	1,486	December 2022	USD	(158,398)	$6,883
10 Year Euro-Bund Futures	Short	166	December 2022		(22,711)	1,077
10 Year Ultra U.S. Treasury Note Futures	Short	653	December 2022		(75,738)	6,415
30 Year Ultra U.S. Treasury Bond Futures	Long	810	December 2022		103,401	(15,937)
						$(1,562)

Forward currency contracts

Contract amount						Unrealized depreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2022 (000)
EUR	460	USD	462	Bank of New York Mellon	11/16/2022	$(7)
USD	10,407	EUR	10,696	JPMorgan Chase	11/16/2022	(175)
USD	21,873	EUR	22,099	Bank of New York Mellon	12/7/2022	(30)
						$(212)

Investments in affiliates6

	Value of affiliates at 11/1/2021 (000)	Additions (000)		Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2022 (000)	Dividend income (000)
Common stocks 1.54%
Information technology 0.00%
Network International Holdings PLC[1,13]	$163,669	$11,275		$54,111	$(60,807)	$14,119	$—	$—
Silergy Corp.[13]	844,229	—		326,856	94,591	(512,807)	—	2,292
							—
Health care 1.20%
Max Healthcare Institute, Ltd.[1]	—	301,975		—	—	70,709	372,684	—
Laurus Labs, Ltd.	159,409	32,596		—	—	(39,832)	152,173	652
CanSino Biologics, Inc., Class H2,13	239,749	84,104		34,759	(90,296)	(96,848)	—	1,583
							524,857
Consumer discretionary 0.00%
Lojas Americanas SA, ordinary nominative shares[14]	33,278	—		73,006	— [5]	39,728	—	—
Materials 0.12%
Loma Negra Compañía Industrial Argentina SA (ADR)	52,039	—		836	(1,461)	842	50,584	8,127
Real estate 0.22%
BR Malls Participações SA, ordinary nominative shares	72,102	—		10,207	(14,717)	50,424	97,602	615
Total common stocks							673,043
Short-term securities 8.87%
Money market investments 8.49%
Capital Group Central Cash Fund 3.18%[11]	2,756,572	7,390,129		6,447,545	(717)	(152)	3,698,287	41,271
Money market investments purchased with collateral from securities on loan 0.38%
Capital Group Central Cash Fund 3.18%[11,12]	85,894	77,964	[15]				163,858	—	[16]
Total short-term securities							3,862,145
Total 10.41%					$(73,407)	$(473,817)	$4,535,188	$54,540

16	New World Fund

Restricted securities4

					Percent
	Acquisition	Cost	Value		of net
	date(s)	(000)	(000)		assets
QuintoAndar, Ltd., Series E, preferred shares[1,3]	5/26/2021	$69,742	$66,820		.15%
QuintoAndar, Ltd., Series E-1, preferred shares[1,3]	12/20/2021	23,284	17,580		.04
Getir BV, Series D, preferred shares[1,3]	5/27/2021	46,500	25,921		.06
Canva, Inc.[1,3]	8/26/2021-11/4/2021	18,022	10,964		.03
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	1,577	959		.00
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	65	40		.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	5	3		.00
Canva, Inc., Series A-5, noncumulative preferred shares[1,3]	11/4/2021	3	2		.00
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	5,917	5,707		.01
Sberbank of Russia PJSC[1,3]	6/14/2022	111,034	—	[5]	.00
Gazprom PJSC[3]	10/4/2022	32,250	—	[5]	.00
Rosneft Oil Co. PJSC[3]	8/2/2022	54,540	—	[5]	.00
Total		$362,939	$127,996		.29%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $440,260,000, which represented 1.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A, subject to legal or contractual restrictions on resale, including private placement and other securities not registered under the Securities Act of 1933. The total value of all such restricted securities was $127,996,000, which represented .29% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $446,049,000, which represented 1.02% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Rate represents the seven-day yield at 10/31/2022.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Affiliated issuer during the reporting period but no longer an affiliate at 10/31/2022. Refer to the investment portfolio for the security value at 10/31/2022.
[14]	Affiliated issuer during the reporting period but no longer held at 10/31/2022.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Refer to the notes to financial statements.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

New World Fund	17

Financial statements

Statement of assets and liabilities at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $440,260 of investment securities on loan):
Unaffiliated issuers (cost: $34,359,612)	$39,317,980
Affiliated issuers (cost: $4,542,632)	4,535,188	$43,853,168
Cash		27,831
Cash collateral pledged for futures contracts		3,644
Cash denominated in currencies other than U.S. dollars (cost: $175,509)		171,861
Receivables for:
Sales of investments	84,755
Sales of fund’s shares	86,418
Dividends and interest	79,896
Securities lending income	25
Variation margin on futures contracts	1,136
Other	433	252,663
		44,309,167
Liabilities:
Collateral for securities on loan		383,808
Unrealized depreciation on open forward currency contracts		212
Payables for:
Purchases of investments	153,033
Repurchases of fund’s shares	62,695
Investment advisory services	19,145
Services provided by related parties	5,329
Directors’ deferred compensation	2,723
Variation margin on futures contracts	1,367
Non-U.S. taxes	134,036
Other	1,716	380,044
Net assets at October 31, 2022		$43,545,103

Net assets consist of:
Capital paid in on shares of capital stock		$39,145,072
Total distributable earnings		4,400,031
Net assets at October 31, 2022		$43,545,103

Refer to the notes to financial statements.

18	New World Fund

Financial statements (continued)

Statement of assets and liabilities at October 31, 2022 (continued)

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (697,259 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$11,303,202	180,857		$62.50
Class C	335,144	5,654		59.27
Class T	11	—	*	62.49
Class F-1	853,425	13,753		62.05
Class F-2	14,342,969	229,724		62.44
Class F-3	5,666,335	90,369		62.70
Class 529-A	806,762	13,042		61.86
Class 529-C	24,918	420		59.37
Class 529-E	28,690	468		61.25
Class 529-T	13	—	*	62.47
Class 529-F-1	9	—	*	61.77
Class 529-F-2	103,367	1,653		62.53
Class 529-F-3	9	—	*	62.44
Class R-1	20,397	343		59.48
Class R-2	224,328	3,772		59.47
Class R-2E	28,087	459		61.22
Class R-3	416,822	6,796		61.34
Class R-4	673,307	10,840		62.11
Class R-5E	73,771	1,192		61.88
Class R-5	250,158	3,981		62.85
Class R-6	8,393,379	133,936		62.67

*	Amount less than one thousand.

Refer to the notes to financial statements.

New World Fund	19

Financial statements (continued)

Statement of operations for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $52,719; also includes $54,540 from affiliates)	$875,911
Interest from unaffiliated issuers (net of non-U.S. taxes of $155)	95,927
Securities lending income (net of fees)	6,889	$978,727
Fees and expenses*:
Investment advisory services	264,033
Distribution services	50,211
Transfer agent services	48,137
Administrative services	15,457
529 plan services	678
Reports to shareholders	2,462
Registration statement and prospectus	1,420
Directors’ compensation	(612)
Auditing and legal	369
Custodian	8,904
State and local taxes	1
Other	803
Total fees and expenses before waiver	391,863
Less waiver of fees and expenses:
Investment advisory services waiver	32
Total fees and expenses after waiver		391,831
Net investment income		586,896

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $56,014):
Unaffiliated issuers	(557,467)
Affiliated issuers	(73,407)
Futures contracts	1,241
Forward currency contracts	8,296
Currency transactions	(2,140)	(623,477)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $132,284):
Unaffiliated issuers	(17,100,783)
Affiliated issuers	(473,817)
Futures contracts	(4,318)
Forward currency contracts	(321)
Currency translations	(4,917)	(17,584,156)
Net realized loss and unrealized depreciation		(18,207,633)

Net decrease in net assets resulting from operations		$(17,620,737)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

20	New World Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$586,896	$357,248
Net realized (loss) gain	(623,477)	3,864,143
Net unrealized (depreciation) appreciation	(17,584,156)	8,311,238
Net (decrease) increase in net assets resulting from operations	(17,620,737)	12,532,629

Distributions paid to shareholders	(3,986,546)	(147,852)

Net capital share transactions	4,116,047	3,302,227

Total (decrease) increase in net assets	(17,491,236)	15,687,004

Net assets:
Beginning of year	61,036,339	45,349,335
End of year	$43,545,103	$61,036,339

Refer to the notes to financial statements.

New World Fund	21

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

22	New World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

New World Fund	23

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$6,345,759	$—	$10,964		$6,356,723
Financials	5,524,651	—	—	*	5,524,651
Health care	5,481,081	14,141	—		5,495,222
Industrials	4,321,348	163,586	—		4,484,934
Consumer discretionary	4,205,328	14,330	—	*	4,219,658
Materials	3,429,633	—	—	*	3,429,633
Consumer staples	2,725,077	23,379	—	*	2,748,456
Energy	2,274,670	—	—	*	2,274,670
Communication services	2,121,791	—	—	*	2,121,791
Utilities	649,129	—	—		649,129
Real estate	614,687	1,308	—		615,995
Preferred securities	267,662	—	111,325		378,987
Rights & warrants	162	63,097	—		63,259
Bonds, notes & other debt instruments	—	1,407,965	—		1,407,965
Short-term securities	4,082,095	—	—		4,082,095
Total	$42,043,073	$1,687,806	$122,289		$43,853,168

Refer to the end of the tables for footnotes.

24	New World Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$14,375	$—	$—	$14,375
Liabilities:
Unrealized depreciation on futures contracts	(15,937)	—	—	(15,937)
Unrealized depreciation on open forward currency contracts	—	(212)	—	(212)
Total	$(1,562)	$(212)	$—	$(1,774)

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

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Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. The fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities in order to enjoy lower interest rates in a higher interest rate environment, causing the market prices of such securities to decline. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

26	New World Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2022, the total value of securities on loan was $440,260,000, and the total value of collateral received was $464,193,000. Collateral received includes cash of $383,808,000 and U.S. government securities of $80,385,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $356,678,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

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On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $52,527,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, October 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$14,375	Unrealized depreciation*	$15,937
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	212
			$14,375		$16,149

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,241	Net unrealized depreciation on futures contracts	$(4,318)
Forward currency	Currency	Net realized gain on forward currency contracts	8,296	Net unrealized depreciation on forward currency contracts	(321)
			$9,537		$(4,639)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts and forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

28	New World Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Bank of New York Mellon	$37	$—	$—	$(37)	$—
JPMorgan Chase	175	—	—	(175)	—
Total	$212	$—	$—	$(212)	$—

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2022, the fund recognized $10,828,000 in reclaims (net of $385,000 in fees and the effect of realized gain or loss from currency translations) and $1,618,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2022, the fund reclassified $29,786,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

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As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$421,730
Capital loss carryforward*	(531,704)
Gross unrealized appreciation on investments	9,383,702
Gross unrealized depreciation on investments	(4,731,496)
Net unrealized appreciation on investments	4,652,206
Cost of investments	39,199,188

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2022				Year ended October 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$67,256		$1,003,916	$1,071,172	$15,320		$—	$15,320
Class C	—		36,116	36,116	—		—	—
Class T	—	†	1	1	—	†	—	—	†
Class F-1	5,672		83,505	89,177	1,375		—	1,375
Class F-2	138,317		1,201,739	1,340,056	59,544		—	59,544
Class F-3	58,933		444,558	503,491	25,098		—	25,098
Class 529-A	4,657		71,737	76,394	1,043		—	1,043
Class 529-C	—		2,698	2,698	—		—	—
Class 529-E	76		2,728	2,804	—		—	—
Class 529-T	—	†	1	1	—	†	—	—	†
Class 529-F-1	—	†	1	1	—	†	—	—	†
Class 529-F-2	880		8,276	9,156	325		—	325
Class 529-F-3	—	†	1	1	—	†	—	—	†
Class R-1	—		1,783	1,783	—		—	—
Class R-2	—		20,875	20,875	—		—	—
Class R-2E	—		2,477	2,477	—		—	—
Class R-3	744		38,333	39,077	—		—	—
Class R-4	3,898		54,965	58,863	1,290		—	1,290
Class R-5E	687		6,152	6,839	235		—	235
Class R-5	2,719		21,969	24,688	1,412		—	1,412
Class R-6	81,958		618,918	700,876	42,210		—	42,210
Total	$365,797		$3,620,749	$3,986,546	$147,852		$—	$147,852

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.477% on such assets in excess of $44 billion. On December 9, 2021, the fund’s board of directors approved an amended investment advisory and service agreement effective February 1, 2022, decreasing the annual rate to 0.474% on daily net assets in excess of $55 billion. CRMC waived investment advisory services fees of $32,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $264,033,000 were reduced to $264,001,000, both of which were equivalent to an annualized rate of 0.512% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2022, the 529 plan services fees were $678,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

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For the year ended October 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$33,350	$21,387		$4,153		Not applicable
Class C	4,479	696		135		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	2,726	1,626		329		Not applicable
Class F-2	Not applicable	19,641		5,148		Not applicable
Class F-3	Not applicable	112		1,954		Not applicable
Class 529-A	2,166	1,442		295		$569
Class 529-C	333	49		10		19
Class 529-E	180	24		11		21
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	76		36		69
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	237	17		7		Not applicable
Class R-2	2,043	964		81		Not applicable
Class R-2E	203	71		10		Not applicable
Class R-3	2,535	780		153		Not applicable
Class R-4	1,959	800		235		Not applicable
Class R-5E	Not applicable	134		26		Not applicable
Class R-5	Not applicable	159		93		Not applicable
Class R-6	Not applicable	159		2,781		Not applicable
Total class-specific expenses	$50,211	$48,137		$15,457		$678

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(612,000) in the fund’s statement of operations reflects $165,000 in current fees (either paid in cash or deferred) and a net decrease of $777,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $516,431,000 and $661,101,000, respectively, which generated $62,195,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

32	New World Fund

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$842,892	11,128	$1,054,056	12,547		$(1,799,525)	(24,339)	$97,423	(664)
Class C	38,304	531	35,947	448		(142,395)	(2,003)	(68,144)	(1,024)
Class T	—	—	—	—		—	—	—	—
Class F-1	184,331	2,473	87,713	1,052		(367,084)	(4,970)	(95,040)	(1,445)
Class F-2	5,277,694	71,565	1,304,036	15,576		(5,251,724)	(72,899)	1,330,006	14,242
Class F-3	2,129,959	28,642	494,184	5,884		(1,715,171)	(23,483)	908,972	11,043
Class 529-A	75,105	1,003	76,376	918		(134,967)	(1,832)	16,514	89
Class 529-C	4,951	69	2,698	34		(14,282)	(196)	(6,633)	(93)
Class 529-E	2,050	28	2,803	33		(6,404)	(88)	(1,551)	(27)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	22,029	291	9,156	109		(16,241)	(218)	14,944	182
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	5,938	85	1,774	22		(6,367)	(88)	1,345	19
Class R-2	47,339	675	20,870	260		(69,099)	(960)	(890)	(25)
Class R-2E	8,234	113	2,477	30		(10,280)	(140)	431	3
Class R-3	96,555	1,328	38,922	471		(147,504)	(1,984)	(12,027)	(185)
Class R-4	198,108	2,711	58,857	705		(246,999)	(3,179)	9,966	237
Class R-5E	30,017	406	6,838	82		(28,517)	(394)	8,338	94
Class R-5	80,402	1,062	24,578	292		(101,599)	(1,374)	3,381	(20)
Class R-6	2,419,895	32,326	692,802	8,253		(1,203,688)	(16,315)	1,909,009	24,264
Total net increase (decrease)	$11,463,803	154,436	$3,914,090	46,716		$(11,261,846)	(154,462)	$4,116,047	46,690

Refer to the end of the table for footnotes.

New World Fund	33

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$1,733,281	18,971	$15,032		173		$(1,660,454)	(18,203)	$87,859	941
Class C	98,369	1,127	—		—		(170,653)	(1,957)	(72,284)	(830)
Class T	—	—	—		—		—	—	—	—
Class F-1	354,994	3,952	1,351		15		(338,170)	(3,725)	18,175	242
Class F-2	5,699,017	62,438	57,766		666		(3,525,369)	(38,456)	2,231,414	24,648
Class F-3	2,192,282	23,973	24,250		279		(947,606)	(10,393)	1,268,926	13,859
Class 529-A	121,775	1,351	1,042		12		(152,509)	(1,685)	(29,692)	(322)
Class 529-C	7,975	92	—		—		(20,335)	(233)	(12,360)	(141)
Class 529-E	4,001	45	—		—		(6,816)	(76)	(2,815)	(31)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	(7)	— †	(7)	— †
Class 529-F-2	33,076	363	324		4		(18,848)	(206)	14,552	161
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	7,225	82	—		—		(8,600)	(99)	(1,375)	(17)
Class R-2	65,079	743	—		—		(92,699)	(1,060)	(27,620)	(317)
Class R-2E	13,861	155	—		—		(16,121)	(182)	(2,260)	(27)
Class R-3	145,913	1,629	—		—		(213,815)	(2,389)	(67,902)	(760)
Class R-4	269,450	2,968	1,290		15		(245,750)	(2,714)	24,990	269
Class R-5E	48,437	536	235		3		(19,613)	(216)	29,059	323
Class R-5	88,085	966	1,406		16		(98,109)	(1,075)	(8,618)	(93)
Class R-6	2,367,168	25,984	41,155		473		(2,556,138)	(28,268)	(147,815)	(1,811)
Total net increase (decrease)	$13,249,988	145,375	$143,851		1,656		$(10,091,612)	(110,937)	$3,302,227	36,094

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,496,768,000 and $18,872,237,000, respectively, during the year ended October 31, 2022.

34	New World Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2022	$93.89	$.69	$(26.15)	$(25.46)	$(.37)	$(5.56)	$(5.93)	$62.50	(28.73)%	$11,303		.96%		.96%		.93%
10/31/2021	73.88	.38	19.72	20.10	(.09)	—	(.09)	93.89	27.20	17,043		.96		.96		.42
10/31/2020	69.13	.27	7.06	7.33	(.74)	(1.84)	(2.58)	73.88	10.78	13,341		1.00		1.00		.40
10/31/2019	59.37	.69	10.36	11.05	(.58)	(.71)	(1.29)	69.13	19.15	12,964		1.02		1.02		1.07
10/31/2018	66.29	.66	(6.31)	(5.65)	(.63)	(.64)	(1.27)	59.37	(8.73)	11,410		.99		.99		1.00
Class C:
10/31/2022	89.61	.11	(24.89)	(24.78)	—	(5.56)	(5.56)	59.27	(29.28)	335		1.72		1.72		.15
10/31/2021	70.96	(.29)	18.94	18.65	—	—	—	89.61	26.26	598		1.70		1.70		(.33)
10/31/2020	66.46	(.22)	6.75	6.53	(.19)	(1.84)	(2.03)	70.96	9.98	533		1.74		1.74		(.33)
10/31/2019	57.02	.19	10.02	10.21	(.06)	(.71)	(.77)	66.46	18.21	701		1.79		1.79		.30
10/31/2018	63.75	.13	(6.07)	(5.94)	(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
Class T:
10/31/2022	93.87	.87	(26.11)	(25.24)	(.58)	(5.56)	(6.14)	62.49	(28.56)[5]	—	[6]	.71	[5]	.71	[5]	1.18	[5]
10/31/2021	73.86	.58	19.69	20.27	(.26)	—	(.26)	93.87	27.47 [5]	—	[6]	.74	[5]	.74	[5]	.63	[5]
10/31/2020	69.12	.43	7.05	7.48	(.90)	(1.84)	(2.74)	73.86	11.05 [5]	—	[6]	.76	[5]	.76	[5]	.62	[5]
10/31/2019	59.39	.82	10.35	11.17	(.73)	(.71)	(1.44)	69.12	19.39 [5]	—	[6]	.78	[5]	.78	[5]	1.28	[5]
10/31/2018	66.35	.78	(6.32)	(5.54)	(.78)	(.64)	(1.42)	59.39	(8.57)[5]	—	[6]	.79	[5]	.79	[5]	1.18	[5]
Class F-1:
10/31/2022	93.27	.67	(25.95)	(25.28)	(.38)	(5.56)	(5.94)	62.05	(28.74)	854		.96		.96		.91
10/31/2021	73.39	.39	19.58	19.97	(.09)	—	(.09)	93.27	27.22	1,418		.95		.95		.43
10/31/2020	68.68	.29	7.01	7.30	(.75)	(1.84)	(2.59)	73.39	10.83	1,097		.98		.98		.43
10/31/2019	58.95	.69	10.30	10.99	(.55)	(.71)	(1.26)	68.68	19.16	1,177		1.00		1.00		1.09
10/31/2018	65.85	.65	(6.27)	(5.62)	(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
Class F-2:
10/31/2022	93.83	.90	(26.09)	(25.19)	(.64)	(5.56)	(6.20)	62.44	(28.52)	14,343		.68		.68		1.22
10/31/2021	73.81	.65	19.68	20.33	(.31)	—	(.31)	93.83	27.55	20,219		.67		.67		.72
10/31/2020	69.06	.48	7.05	7.53	(.94)	(1.84)	(2.78)	73.81	11.14	14,085		.70		.70		.70
10/31/2019	59.35	.88	10.32	11.20	(.78)	(.71)	(1.49)	69.06	19.49	12,291		.72		.72		1.37
10/31/2018	66.27	.85	(6.32)	(5.47)	(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
Class F-3:
10/31/2022	94.20	.99	(26.19)	(25.20)	(.74)	(5.56)	(6.30)	62.70	(28.45)	5,666		.57		.57		1.34
10/31/2021	74.08	.76	19.74	20.50	(.38)	—	(.38)	94.20	27.70	7,473		.57		.57		.83
10/31/2020	69.30	.55	7.08	7.63	(1.01)	(1.84)	(2.85)	74.08	11.25	4,850		.60		.60		.81
10/31/2019	59.54	.96	10.34	11.30	(.83)	(.71)	(1.54)	69.30	19.62	4,351		.62		.62		1.48
10/31/2018	66.49	.91	(6.34)	(5.43)	(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
Class 529-A:
10/31/2022	93.01	.66	(25.89)	(25.23)	(.36)	(5.56)	(5.92)	61.86	(28.76)	807		.99		.99		.90
10/31/2021	73.19	.36	19.54	19.90	(.08)	—	(.08)	93.01	27.17	1,205		.97		.97		.40
10/31/2020	68.50	.25	6.99	7.24	(.71)	(1.84)	(2.55)	73.19	10.77	971		1.02		1.02		.37
10/31/2019	58.83	.65	10.28	10.93	(.55)	(.71)	(1.26)	68.50	19.08	884		1.06		1.06		1.03
10/31/2018	65.72	.62	(6.26)	(5.64)	(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95

Refer to the end of the table for footnotes.

New World Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2022	$89.80	$.07	$(24.94)	$(24.87)	$—	$(5.56)	$(5.56)	$59.37	(29.31)%	$25		1.77%		1.77%		.09%
10/31/2021	71.13	(.33)	19.00	18.67	—	—	—	89.80	26.23	46		1.73		1.73		(.38)
10/31/2020	66.62	(.21)	6.73	6.52	(.17)	(1.84)	(2.01)	71.13	9.93	47		1.78		1.78		(.32)
10/31/2019	57.14	.16	10.06	10.22	(.03)	(.71)	(.74)	66.62	18.18	117		1.82		1.82		.27
10/31/2018	63.76	.09	(6.07)	(5.98)	—	(.64)	(.64)	57.14	(9.49)	117		1.83		1.83		.14
Class 529-E:
10/31/2022	92.11	.51	(25.66)	(25.15)	(.15)	(5.56)	(5.71)	61.25	(28.90)	29		1.19		1.19		.70
10/31/2021	72.57	.17	19.37	19.54	—	—	—	92.11	26.93	45		1.18		1.18		.19
10/31/2020	67.94	.13	6.92	7.05	(.58)	(1.84)	(2.42)	72.57	10.55	38		1.22		1.22		.19
10/31/2019	58.32	.53	10.21	10.74	(.41)	(.71)	(1.12)	67.94	18.86	38		1.26		1.26		.83
10/31/2018	65.17	.48	(6.21)	(5.73)	(.48)	(.64)	(1.12)	58.32	(8.98)	35		1.26		1.26		.73
Class 529-T:
10/31/2022	93.83	.84	(26.10)	(25.26)	(.54)	(5.56)	(6.10)	62.47	(28.58)[5]	—	[6]	.75	[5]	.75	[5]	1.14	[5]
10/31/2021	73.84	.53	19.69	20.22	(.23)	—	(.23)	93.83	27.43 [5]	—	[6]	.78	[5]	.78	[5]	.59	[5]
10/31/2020	69.10	.40	7.06	7.46	(.88)	(1.84)	(2.72)	73.84	11.00 [5]	—	[6]	.79	[5]	.79	[5]	.59	[5]
10/31/2019	59.37	.79	10.35	11.14	(.70)	(.71)	(1.41)	69.10	19.34 [5]	—	[6]	.82	[5]	.82	[5]	1.24	[5]
10/31/2018	66.33	.75	(6.30)	(5.55)	(.77)	(.64)	(1.41)	59.37	(8.60)[5]	—	[6]	.83	[5]	.83	[5]	1.14	[5]
Class 529-F-1:
10/31/2022	92.91	.81	(25.82)	(25.01)	(.57)	(5.56)	(6.13)	61.77	(28.60)[5]	—	[6]	.78	[5]	.78	[5]	1.11	[5]
10/31/2021	73.20	.55	19.53	20.08	(.37)	—	(.37)	92.91	27.44 [5]	—	[6]	.75	[5]	.75	[5]	.60	[5]
10/31/2020	68.51	.41	6.98	7.39	(.86)	(1.84)	(2.70)	73.20	11.01 [5]	—	[6]	.80	[5]	.80	[5]	.60	[5]
10/31/2019	58.90	.80	10.25	11.05	(.73)	(.71)	(1.44)	68.51	19.36	86		.84		.84		1.25
10/31/2018	65.78	.76	(6.26)	(5.50)	(.74)	(.64)	(1.38)	58.90	(8.58)	73		.83		.83		1.15
Class 529-F-2:
10/31/2022	93.92	.90	(26.14)	(25.24)	(.59)	(5.56)	(6.15)	62.53	(28.54)	103		.69		.69		1.21
10/31/2021	73.88	.59	19.69	20.28	(.24)	—	(.24)	93.92	27.48	138		.74		.74		.65
10/31/2020[7,8]	73.88	—	—	—	—	—	—	73.88	—	97		—		—		—
Class 529-F-3:
10/31/2022	93.84	.92	(26.08)	(25.16)	(.68)	(5.56)	(6.24)	62.44	(28.50)	—	[6]	.64		.64		1.25
10/31/2021	73.88	.67	19.68	20.35	(.39)	—	(.39)	93.84	27.58	—	[6]	.67		.62		.73
10/31/2020[7,8]	73.88	—	—	—	—	—	—	73.88	—	—	[6]	—		—		—
Class R-1:
10/31/2022	89.83	.19	(24.98)	(24.79)	—	(5.56)	(5.56)	59.48	(29.21)	21		1.63		1.63		.26
10/31/2021	71.14	(.28)	18.97	18.69	—	—	—	89.83	26.26	29		1.70		1.70		(.32)
10/31/2020	66.65	(.24)	6.78	6.54	(.21)	(1.84)	(2.05)	71.14	9.96	24		1.77		1.77		(.37)
10/31/2019	57.18	.19	10.05	10.24	(.06)	(.71)	(.77)	66.65	18.23	29		1.78		1.78		.31
10/31/2018	63.93	.14	(6.08)	(5.94)	(.17)	(.64)	(.81)	57.18	(9.44)	28		1.77		1.77		.22

Refer to the end of the table for footnotes.

36	New World Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements[4]	Ratio of expenses to average net assets after reimbursements[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2022	$89.85	$.15		$(24.97)	$(24.82)	$—	$(5.56)	$(5.56)	$59.47	(29.24)%	$224	1.67%	1.67%	.21%
10/31/2021	71.13	(.26)		18.98	18.72	—	—	—	89.85	26.30	341	1.66	1.66	(.29)
10/31/2020	66.67	(.20)		6.78	6.58	(.28)	(1.84)	(2.12)	71.13	10.03	293	1.70	1.70	(.30)
10/31/2019	57.19	.23		10.06	10.29	(.10)	(.71)	(.81)	66.67	18.32	303	1.72	1.72	.37
10/31/2018	63.96	.17		(6.09)	(5.92)	(.21)	(.64)	(.85)	57.19	(9.41)	283	1.72	1.72	.27
Class R-2E:
10/31/2022	92.06	.37		(25.65)	(25.28)	—	(5.56)	(5.56)	61.22	(29.03)	28	1.38	1.38	.51
10/31/2021	72.67	—	[9]	19.39	19.39	—	—	—	92.06	26.67	42	1.37	1.37	— [10]
10/31/2020	68.10	—	[9]	6.92	6.92	(.51)	(1.84)	(2.35)	72.67	10.34	35	1.41	1.41	(.01)
10/31/2019	58.48	.42		10.24	10.66	(.33)	(.71)	(1.04)	68.10	18.66	33	1.43	1.43	.66
10/31/2018	65.48	.37		(6.22)	(5.85)	(.51)	(.64)	(1.15)	58.48	(9.13)	25	1.43	1.43	.57
Class R-3:
10/31/2022	92.20	.48		(25.67)	(25.19)	(.11)	(5.56)	(5.67)	61.34	(28.92)	417	1.22	1.22	.66
10/31/2021	72.67	.13		19.40	19.53	—	—	—	92.20	26.86	644	1.22	1.22	.15
10/31/2020	68.03	.10		6.93	7.03	(.55)	(1.84)	(2.39)	72.67	10.51	563	1.26	1.26	.14
10/31/2019	58.39	.52		10.21	10.73	(.38)	(.71)	(1.09)	68.03	18.83	607	1.28	1.28	.82
10/31/2018	65.26	.47		(6.21)	(5.74)	(.49)	(.64)	(1.13)	58.39	(8.99)	585	1.28	1.28	.71
Class R-4:
10/31/2022	93.33	.72		(25.99)	(25.27)	(.39)	(5.56)	(5.95)	62.11	(28.70)	673	.92	.92	.98
10/31/2021	73.44	.42		19.59	20.01	(.12)	—	(.12)	93.33	27.26	989	.92	.92	.46
10/31/2020	68.72	.31		7.01	7.32	(.76)	(1.84)	(2.60)	73.44	10.87	759	.94	.94	.46
10/31/2019	59.03	.72		10.29	11.01	(.61)	(.71)	(1.32)	68.72	19.20	836	.97	.97	1.12
10/31/2018	65.95	.68		(6.28)	(5.60)	(.68)	(.64)	(1.32)	59.03	(8.70)	730	.97	.97	1.02
Class R-5E:
10/31/2022	93.07	.85		(25.86)	(25.01)	(.62)	(5.56)	(6.18)	61.88	(28.57)	74	.72	.72	1.16
10/31/2021	73.23	.63		19.50	20.13	(.29)	—	(.29)	93.07	27.52	102	.71	.71	.70
10/31/2020	68.56	.44		7.01	7.45	(.94)	(1.84)	(2.78)	73.23	11.08	57	.74	.74	.66
10/31/2019	58.94	.86		10.25	11.11	(.78)	(.71)	(1.49)	68.56	19.46	38	.76	.76	1.34
10/31/2018	65.92	.86		(6.32)	(5.46)	(.88)	(.64)	(1.52)	58.94	(8.53)	16	.77	.77	1.33
Class R-5:
10/31/2022	94.40	.95		(26.25)	(25.30)	(.69)	(5.56)	(6.25)	62.85	(28.48)	250	.62	.62	1.28
10/31/2021	74.24	.70		19.81	20.51	(.35)	—	(.35)	94.40	27.64	378	.62	.62	.76
10/31/2020	69.43	.52		7.09	7.61	(.96)	(1.84)	(2.80)	74.24	11.20	304	.64	.64	.76
10/31/2019	59.67	.89		10.40	11.29	(.82)	(.71)	(1.53)	69.43	19.57	305	.67	.67	1.40
10/31/2018	66.60	.88		(6.35)	(5.47)	(.82)	(.64)	(1.46)	59.67	(8.45)	268	.67	.67	1.32
Class R-6:
10/31/2022	94.15	.99		(26.17)	(25.18)	(.74)	(5.56)	(6.30)	62.67	(28.45)	8,393	.57	.57	1.34
10/31/2021	74.05	.73		19.75	20.48	(.38)	—	(.38)	94.15	27.70	10,326	.57	.57	.80
10/31/2020	69.27	.56		7.07	7.63	(1.01)	(1.84)	(2.85)	74.05	11.26	8,255	.59	.59	.82
10/31/2019	59.52	.95		10.35	11.30	(.84)	(.71)	(1.55)	69.27	19.62	7,010	.61	.61	1.48
10/31/2018	66.45	.92		(6.33)	(5.41)	(.88)	(.64)	(1.52)	59.52	(8.38)	5,095	.62	.62	1.39

Refer to the end of the table for footnotes.

New World Fund	37

Financial highlights (continued)

	Year ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[12]	39%	32%	40%	37%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

38	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

New World Fund	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	New World Fund

Expense example (continued)

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$888.06	$4.71	.99%
Class A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class C – actual return	1,000.00	884.60	8.31	1.75
Class C – assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class T – actual return	1,000.00	889.17	3.48	.73
Class T – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-1 – actual return	1,000.00	888.06	4.66	.98
Class F-1 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class F-2 – actual return	1,000.00	889.46	3.29	.69
Class F-2 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-3 – actual return	1,000.00	889.84	2.76	.58
Class F-3 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A – actual return	1,000.00	887.88	4.85	1.02
Class 529-A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 529-C – actual return	1,000.00	884.38	8.55	1.80
Class 529-C – assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-E – actual return	1,000.00	887.02	5.76	1.21
Class 529-E – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class 529-T – actual return	1,000.00	889.01	3.67	.77
Class 529-T – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-F-1 – actual return	1,000.00	888.93	3.76	.79
Class 529-F-1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-2 – actual return	1,000.00	889.36	3.33	.70
Class 529-F-2 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-F-3 – actual return	1,000.00	889.58	3.10	.65
Class 529-F-3 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-1 – actual return	1,000.00	885.00	7.93	1.67
Class R-1 – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class R-2 – actual return	1,000.00	884.97	7.93	1.67
Class R-2 – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class R-2E – actual return	1,000.00	886.34	6.56	1.38
Class R-2E – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-3 – actual return	1,000.00	886.89	5.80	1.22
Class R-3 – assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-4 – actual return	1,000.00	888.30	4.43	.93
Class R-4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5E – actual return	1,000.00	889.22	3.48	.73
Class R-5E – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class R-5 – actual return	1,000.00	889.70	3.00	.63
Class R-5 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-6 – actual return	1,000.00	889.98	2.76	.58
Class R-6 – assumed 5% return	1,000.00	1,022.28	2.96	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Long-term capital gains	$3,619,329,000
Foreign taxes	$0.14 per share
Foreign source income	$1.25 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$92,019,000
Corporate dividends received deduction	$158,106,000
U.S. government income that may be exempt from state taxation	$10,450,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

42	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	22	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1999	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo, Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Carl M. Kawaja, 1964 Senior Vice President and Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963 Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

New World Fund	43

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Bradford F. Freer, 1969 Co-President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Co-President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Robert W. Lovelace, 1962 Co-President	1999	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
Vice Chairman of the Board, President and Director, The Capital Group Companies, Inc.[7];
		Chief Executive Officer and Director, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group,
Capital Research and Management Company; Director, Capital Research Company[7];
		Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Dawid Justus, 1968 Senior Vice President	2021	Partner — Capital World Investors, Capital Research Company[7]
Winnie Kwan, 1972 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Piyada Phanaphat, 1978 Senior Vice President	2020	Partner – Capital World Investors, Capital International, Inc.[7]
Akira Shiraishi, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited[7]; Vice President and Director, Capital International Limited;[7] Director, Capital Research Company[7]
Tomonori Tani, 1977 Senior Vice President	2018	Partner — Capital World Investors, Capital International, Inc.[7]
Lisa Thompson, 1965 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Director, Capital Research and Management Company
Christopher Thomsen, 1970 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Dawid Justus, Piyada Phanaphat and Akira Shiraishi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	New World Fund

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NWF

Registrant:

a) Audit Fees:
Audit	2021	129,000
	2022	181,000

b) Audit-Related Fees:
	2021	8,000
	2022	9,000

c) Tax Fees:
	2021	38,000
	2022	42,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,442,000
	2022	2,221,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,490,000 for fiscal year 2021 and $2,668,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: December 30, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 30, 2022